[MFS LOGO]

75 YEARS
WE INVENTED THE MUTUAL FUNDS[RegTM]

MFS[RegTM] Special
Value Trust

Semiannual Report o April 30, 1999

Dear Shareholders,

It has been almost two years since financial turmoil began to rock Asian and other financial markets, including markets in Russia and Latin America. Even developed markets such as Europe and the United States were not immune. Investors in U.S. bond markets, for example, became increasingly risk conscious, shifting money into U.S. Treasury securities and away from corporate and municipal bonds and mortgage-backed securities.

Today, the bond market environment in the United States has become much more favorable. In fact, we think it is approaching the level of relative stability it enjoyed before the Asian turmoil began.

This May, the Federal Reserve Board (the Fed) indicated a bias toward raising short-term interest rates. Despite six months of strong economic growth and a surprisingly high 0.7% increase in the Consumer Price Index in April, the Fed did not actually raise rates. This is not the first time the Fed has used such a strategy. Since 1995, the Fed has indicated a bias toward higher interest rates more than 15 times but has raised rates only twice.

We believe the Fed's bias statement will be good for the bond markets for two reasons. First, it reassures investors that the Fed will act if economic growth results in higher inflation and reduced purchasing power. Second, the Fed's signal, combined with several months of strong growth, has already resulted in higher interest rates, which could slow the economy enough to dampen inflation without a need for further Fed action. Although the Fed has not changed short-term interest rates since October 1998, bond market investors have pushed up the rate on the 30-year Treasury bond close to 6%, almost a full percentage point higher than it was a year ago. The effect of this increase can be seen in the mortgage market, in which interest rates have risen slightly since the summer of 1998.

April's increase in the Consumer Price Index was higher than analysts had forecast, but we do not believe it is cause for concern. Most of April's increase seems to have resulted from a decision by oil-exporting countries to limit production following more than a year of declining oil prices. If the increase in oil prices is nothing more than a small reversal of the earlier decline, April's inflation report may be an aberration rather than the beginning of a trend toward higher prices. Also, thanks in part to global competition and the growing use of technology to increase global production, companies followed by our portfolio managers and analysts report very little margin to raise prices. As a result, we expect 1999's inflation rate to be around 2%, which is slightly higher than 1998's but still moderate.

One of the most positive results of the moderate growth and inflation environment has been a rebound in the major non-Treasury bond markets: corporate, municipal, and mortgage. Once people saw that the overseas turmoil had little, if any, effect on the financial strength of most domestic bond issuers, these markets began to rebound and to present our portfolio managers with opportunities to find attractive yields.

We will, of course, closely follow domestic and overseas economic growth, inflation, Fed policy, and government spending in an effort to monitor their impact on the bond markets. On a more fundamental level, we will continue to use extensive research and credit analysis to find attractive investment opportunities. For example, we believe the strong U.S. economy and low inflation have helped select corporate bond issuers maintain strong balance sheets and meet their debt payments. And, despite their recent increases, mortgage rates have not risen enough to slow the housing market significantly, which has benefited issuers of mortgage-backed securities. We believe the well-defined strategies and active portfolio management of our fixed-income funds position them to benefit from opportunities in these and other bond markets.

We appreciate your confidence and welcome any questions or comments you may have.

Respectively,

/s/ Jeffrey Shames
------------------
Jeffrey L. Shames
Chairman and Chief Executive Officer
MFS Investment Management(r)


May 21, 1999



Management Review and Outlook

Dear Shareholders,

For the six months ended April 30, 1999, the Trust provided a total return of -1.61% based on its beginning and ending stock market prices and assuming the reinvestment of all distributions paid during the period. The Trust's total return over the period based on its net asset value (NAV) was 19.27%. During the same period, the Lehman Brothers High Yield Bond Index, an unmanaged index of noninvestment-grade corporate debt, returned 8.25%.

During the period, the Trust continued to maintain a distribution rate of 11% based on its original New York Stock Exchange offering price of $15 per share. These distributions were paid through a combination of income earned from dividends, bond coupon payments, and both short- and long-term capital gains. During the past six months, the Trust's market price on the New York Stock Exchange traded at a premium to its NAV. On April 30, 1999, shares of the Trust were trading at a 0.39% premium based on its stock market price of $15.63 and its NAV price of $15.57.

As of April 30, 1999, approximately 55% of the Trust's assets were invested in high-yield and distressed bonds (bonds issued by financially weak companies) and 40% were invested in common stocks. The remaining 5% were invested in U.S. Treasury bills. We recently increased the Trust's weighting in high-yield and distressed bonds because we felt last fall's bond market turmoil centering around Russia's economic troubles presented new opportunities.

Our bond holdings include turnaround situations such as Metal Management, one of the country's largest scrap metal processors, and Sterling Chemicals, a large integrated chemical company, both of whose businesses are improving. The bond portfolio also includes growth companies such as Ono Finance, a British company that has started a Spanish telecommunications business. This firm is benefiting from the rapid growth of telecommunications in Europe.

On the equity side, positions include turnaround situations such as GTECH Holdings, the world's largest lottery system operator, whose business is expanding globally. We also own Tyco International, a U.S. security systems, packaging, and electronic equipment conglomerate that has made several good acquisitions and, through cost-cutting and consolidation, turned those acquisitions into even more valuable properties.

Our strategy continues to focus on bottom-up, company-by-company research. We believe our patient, value-oriented style of investing allows us to find interesting opportunities.

Respectfully,

/s/ Robert J. Manning
---------------------
Robert J. Manning
Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------

In accordance with Section 23(c) of the Investment Company Act of 1940, the Trust hereby gives notice that it may from time to time repurchase shares of the Trust in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

-----------------------------------------------------------
Performance Summary
(For the period ended April 30, 1999)

  Net Asset Value Per Share
  October 31, 1998                 $13.76
  April 30, 1999                   $15.57

  New York Stock Exchange Price
  October 31, 1998                 $16.7500
  December 9, 1998 (high)*         $18.5000
  April 14, 1999 (low)*            $14.8750
  April 30, 1999                   $15.6250

  *For the period November 1, 1998, through April 30, 1999.
-----------------------------------------------------------

Number of Employees

The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end, nondiversified, management investment company and has no employees.

Number of Shareholders

As of April 30, 1999, our records indicate that there are 1,003 registered shareholders and approximately 6,900 shareholders owning Trust shares in "street" name, such as through brokers, banks, and other financial intermediaries.

If you are a "street" name shareholder and wish to directly receive our reports, which contain important information about the Trust, please write or call:

       State Street Bank and Trust Company
       P.O. Box 8200
       Boston, MA 02266-8200
       1-800-637-2304

New York Stock Exchange Symbol

The New York Stock Exchange symbol is MFV.

Investment Objective and Policies

MFS[RegTM] Special Value Trust's investment objective is to maintain an annual distribution rate of 11%, based on the original offering price, while seeking opportunities for capital appreciation.

As opportunities arise in the marketplace, the Trust may invest in securities that the Trust believes represent uncommon value by having the potential for significant capital appreciation over a period of 12 months or longer. The issuers of these securities may include companies out of favor in the marketplace or in out-of-favor industries, as well as over-leveraged companies with promising longer-term prospects. Some of these companies also may be experiencing financial or operating difficulties.

Dividend Reinvestment and
Cash Purchase Plan

MFS offers a Dividend Reinvestment and Cash Purchase Plan which allows you to reinvest either all of the distributions paid by the Trust or only the long-term capital gains. Purchases are made at the market price unless that price exceeds the net asset value (the shares are trading at a premium). If the shares are trading at a premium, purchases will be made at a discounted price of either the net asset value or 95% of the market price, whichever is greater.

Twice each year you also can buy shares. Investments from $100 to $500 can be made in January and July on the 15th of the month or shortly thereafter.

If your shares are in the name of a brokerage firm, bank or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you may wish to request that your shares be re-registered in your own name so that you can participate.

There is no service charge to reinvest distributions nor are there brokerage charges for shares issued directly by the Trust. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the commissions. A service fee of $0.75 is charged for each cash purchase, as well as a pro rata share of the brokerage commissions. The automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.


To enroll in or withdraw from the Plan, call 1-800-637-2304 any business day from 8 a.m. to 8 p.m. Eastern time. Please have available the name of the Trust and your account and Social Security numbers. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. Please call for additional details. When you withdraw, you can receive the value of the reinvested shares in one of two ways: a check for the value of the full and fractional shares, or a certificate for the full shares and a check for the fractional shares.



--------------------------------------------------------------------------------
           NOT FDIC INSURED     MAY LOSE VALUE     NO BANK GUARANTEE
--------------------------------------------------------------------------------

Portfolio of Investments (Unaudited) - April 30, 1999

Bonds - 49.3%

                                 Principal Amount
Issuer                            (000 Omitted)               Value
U.S. Bonds - 42.4%
Aerospace - 1.0%
BE Aerospace, Inc., 8s, 2008 ......... $1,000              $    992,500
                                                           ------------
Apparel and Textiles - 1.0%
J. Crew Group, Inc., 0s to 2002,
  13.125s to 2008 .................... $1,675              $    971,500
                                                           ------------
Chemicals - 1.5%
Sterling Chemicals, Inc., 11.25s,
  2007 ............................... $1,000              $    940,000
Sterling Chemicals Holdings, Inc., 0s
  to 2001, 13.5 to 2008 ..............  1,100                   506,000
                                                           ------------
                                                           $  1,446,000
                                                           ------------
Construction Services - 1.0%
Formica Corp., 10.875s, 2009## ....... $1,000              $  1,010,000
                                                           ------------
Consumer Goods and Services - 3.8%
General Binding Corp., 9.375s, 2008    $1,000              $  1,017,500
Revlon Consumer Products Corp.,
  8.125s, 2006 .......................  1,000                   990,000
Samsonite Corp., 10.75s, 2008 ........  1,000                   745,000
Synthetic Industries, Inc., 9.25s,
  2007 ...............................  1,000                 1,040,000
                                                           ------------
                                                           $  3,792,500
                                                           ------------
Containers - 2.7%
Gaylord Container Corp., 9.875s,
  2008 ............................... $1,900              $  1,710,000
Riverwood International Corp.,
  10.875s, 2008 ......................  1,000                   990,000
                                                           ------------
                                                           $  2,700,000
                                                           ------------
Energy - 3.5%
Cheasapeake Energy Corp., 9.625s,
  2005 ............................... $1,000              $    870,000
Continental Resources, Inc., 10.25s,
  2008 ...............................    750                   568,125
Forest Oil Corp., 10.5s, 2006 ........    920                   966,000
P&L Coal Holdings Corp., 9.625s,
  2008 ...............................  1,000                 1,040,000
                                                           ------------
                                                           $  3,444,125
                                                           ------------
Food and Beverage
  Products - 0.7%
Fage Dairy Industries S.A., 9s, 2007   $  750              $    690,000
                                                           ------------
Forest and Paper
  Products - 1.1%
Florida Coast Paper Co. LLC,
  12.75s, 2003 ....................... $  150              $     69,000
U.S. Timberlands, 9.625s, 2007 .......  1,000                 1,020,000
                                                           ------------
                                                           $  1,089,000
                                                           ------------

                                 Principal Amount
Issuer                            (000 Omitted)               Value
Gaming - 1.2%
Santa Fe Hotel, Inc., 11s, 2000 ...... $1,200              $  1,164,000
                                                           ------------
Industrial - 4.4%
Haynes International, Inc., 11.625s,
  2004 ............................... $1,000              $    860,000
International Utility Structures,
  10.75s, 2008 .......................    475                   485,688
Metallurg Holdings, Inc., 0s to 2003,
  12.75s to 2008 .....................  2,600                 1,040,000
Simonds Industries, Inc., 10.25s,
  2008 ...............................  1,000                 1,010,000
Thermadyne Manufacturing/Capital
  Corp., 9.875s, 2008 ................    985                   923,437
                                                           ------------
                                                           $  4,319,125
                                                           ------------
Machinery - 1.0%
Columbus McKinnon Corp., 8.5s,
  2008 ............................... $1,000              $    995,000
                                                           ------------
Media - 8.4%
Bresnan Communications Group, 0s
  to 2004, 9.25 to 2009## ............ $1,500              $  1,027,500
Chancellor Media Corp., 8.125s,
  2007 ...............................  1,000                 1,010,000
Classic Communications, Inc., 0s to
  2003, 13.25s to 2009## .............  1,000                   680,000
Echostar Dbs Corp., 9.375s,
  2009## .............................  1,000                 1,037,500
Golden Books Publishing, Inc.,
  7.65s, 2002** ......................  1,880                   766,100
Hollinger International Publishing,
  Inc., 9.25s, 2007 ..................    975                 1,018,875
NTL, Inc., 0s to 2003, 12.375s to
  2008## .............................  1,400                   987,000
Telemundo Holdings, Inc., 0s to
  2003, 11.5s to 2008 ................  2,000                 1,140,000
United International Holdings, Inc.,
  10.75s, 2008 .......................  1,000                   685,000
                                                           ------------
                                                           $  8,351,975
                                                           ------------
Metals and Minerals - 3.1%
Doe Run Resources Corp., 11.25s,
  2005 ............................... $  950              $    836,000
Keystone Consolidated Industries,
  Inc., 9.625s, 2007 .................  1,000                   978,750
Metal Management, Inc., 10s, 2008.....  1,500                 1,200,000
                                                           ------------
                                                           $  3,014,750
                                                           ------------
Retail - 1.0%
J. Crew Operating Corp., 10.375s,
  2007 ............................... $1,000              $    972,500
                                                           ------------

                                       Principal Amount
Issuer                                  (000 Omitted)             Value
U.S. Bonds - continued
U.S. Steel - 3.2%
Alaska Steel Corp., 7.875s, 2009##         $ 1,000             $    997,500
Northwestern Steel & Wire Co.,
  9.5s, 2001 .............................     450                  324,000
Renco Steel Holdings, Inc., 10.875s,
  2005 ...................................     925                  825,562
WCI Steel, 10s, 2004 .....................   1,000                1,047,500
                                                               ------------
                                                               $  3,194,562
                                                               ------------
Supermarkets - 1.3%
Jitney-Jungle Stores of America,
  Inc., 12s, 2006 ........................ $   750             $    834,375
Penn Traffic Co., 8.625s, 2003** .........   1,000                  495,000
                                                               ------------
                                                               $  1,329,375
                                                               ------------
Technology - 1.0%
Applied Extrusion Technologies, Inc.,
  11.5s, 2002 ............................ $   950             $    983,250
                                                               ------------
Telecommunications - 1.5%
ITC Deltacom, Inc., 9.75s, 2008 .......... $   500             $    532,500
Pagemart Wireless, Inc., 0s to 2003,
  11.25s to 2008 .........................   1,000                  370,000
Spectrasite Holdings, Inc., 0s to
  2004, 11.25s to 2009## .................   1,000                  587,500
                                                               ------------
                                                               $  1,490,000
                                                               ------------
  Total U.S. Bonds .........................................   $ 41,950,162
                                                               ------------
Foreign Bonds - 6.9%
Brazil - 0.4%
Banco Nacional De Desenvolvimento
  Economico E Social, 15.224s,
  2008 (Banks and Credit
  Companies) ............................. $   500             $    441,250
                                                               ------------
Luxembourg - 0.8%
Millicom International Cellular
  Communications Corp., 0s to
  2001, 13.5s to 2006
  (Telecommunications) ................... $ 1,000             $    770,000
                                                               ------------
Mexico - 0.9%
Satelites Mexicanos SA De CV,
  10.125s, 2004
  (Telecommunications) ................... $ 1,000             $    852,500
                                                               ------------
Peru - 0.6%
Republic of Peru, 4.5s, 2017
  (Government) ........................... $   850             $    573,750
                                                               ------------
Russia - 1.1%
Vnesheconombank, 5.969s, 2015
  (Banks and Credit Companies) ........... $14,000             $  1,050,000
                                                               ------------
United Kingdom - 3.1%
Espirit Telecom Group PLC, 10.875s
  2008 (Telecommunications) .............. $ 1,000             $  1,072,500

                                       Principal Amount
Issuer                                  (000 Omitted)             Value
United Kingdom - continued
Jazztel PLC, 14s, 2009
  (Telecommunications)## ................. $ 1,000             $  1,017,500
Ono Finance PLC, 13s, 2009
  (Telecommunications)## .................   1,000                1,020,000
                                                               ------------
                                                               $  3,110,000
                                                               ------------
  Total Foreign Bonds ........................................ $  6,797,500
                                                               ------------
  Total Bonds (Identified Cost, $47,763,175).................. $ 48,747,662
                                                               ------------

                                            Shares
Stocks - 39.7%
U.S. Stocks - 35.5%
Aerospace - 2.6%
BE Aerospace, Inc.* ......................  80,200             $  1,368,412
Moog, Inc., "A"* .........................  39,750                1,237,219
                                                               ------------
                                                               $  2,605,631
                                                               ------------
Beverages - 0.8%
Boston Beer, Inc.* ....................... 100,000             $    843,750
                                                               ------------
Building - 2.4%
Associate Materials, Inc. ................  70,000             $    901,250
Atlantic Gulf Communities Corp.,+* .......     250                      297
Nortek, Inc.* ............................  18,400                  532,450
Walter Industries, Inc.* .................  79,600                  905,450
                                                               ------------
                                                               $  2,339,447
                                                               ------------
Chemicals - 1.1%
NL Industries, Inc. ......................  57,500             $    679,219
Polymer Group, Inc.* .....................  37,000                  383,875
                                                               ------------
                                                               $  1,063,094
                                                               ------------
Conglomerates - 1.3%
MAXXAM, Inc.* ............................  23,000             $  1,318,187
                                                               ------------
Consumer Goods and
  Services - 10.9%
Darling International, Inc.* .............  66,700             $    125,062
Tyco International Ltd. ..................  99,256                8,064,550
Westpoint Stevens, Inc., "A"* ............  75,500                2,585,875
                                                               ------------
                                                               $ 10,775,487
                                                               ------------
Containers - 3.0%
Atlantis Plastics, Inc.* ................. 116,550             $  1,070,803
Gaylord Container Corp.* ................. 226,000                1,892,750
United States Can Corp.* .................   1,100                   18,631
                                                               ------------
                                                               $  2,982,184
                                                               ------------
Electrical Equipment - 1.1%
GTECH Holdings Corp.* ....................  40,450             $  1,054,228
                                                               ------------
Machinery - 0.7%
Newcor, Inc. ............................. 129,535             $    582,908
Thermadyne Holdings Corp.* ...............   7,554                  113,310
                                                               ------------
                                                               $    696,218
                                                               ------------
Office Equipment - 0.6%
United Stationers, Inc. ..................  33,500             $    571,594
                                                               ------------

Issuer                                     Shares        Value
Stocks - continued
Photographic Products - 1.8%
Anacomp, Inc.* ........................... 108,663   $  1,765,774
                                                     ------------
Supermarkets - 4.2%
Ingles Markets, Inc., "A" ................  88,300   $  1,015,450
Marsh Supermarkets .......................  42,700        512,400
Meyer (Fred), Inc.* ......................  49,080      2,656,455
                                                     ------------
                                                     $  4,184,305
                                                     ------------
Telecommunications - 2.3%
Commonwealth Telephone
  Enterprises, Inc.* .....................  35,133   $  1,326,271
Hyperion Telecommunications, Inc.,
  "A"* ...................................  80,000      1,000,000
                                                     ------------
                                                     $  2,326,271
                                                     ------------
Textiles - 1.2%
Synthetic Industries Inc.* ...............  59,965   $  1,188,057
                                                     ------------
Utilities - Electric - 1.5%
El Paso Electric Co.* .................... 179,700   $  1,437,600
                                                     ------------
  Total U.S. Stocks ..............................   $ 35,151,827
                                                     ------------
Foreign Stocks - 4.2%
Canada - 1.0%
Gulf Canada Resources Ltd.
  (Oil Services)* ........................ 106,500   $    426,000
International Utility Structures Inc.
  (Utilities-Electric)* .................. 254,700        594,114
                                                     ------------
                                                     $  1,020,114
                                                     ------------
Hong Kong
Semi-Tech (Global) Ltd. (Electronics)      167,217   $      6,472
                                                     ------------
Mexico - 0.4%
Tubos de Acero de Mexico S.A.
  (Steel) ................................  32,700   $    361,744
                                                     ------------
United Kingdom - 2.8%
News Corp. Ltd., ADR
  (Entertainment) ........................  90,217   $  2,757,257
                                                     ------------
  Total Foreign Stocks ...........................   $  4,145,587
                                                     ------------
  Total Stocks (Identified Cost, $26,669,723).....   $ 39,297,414
                                                     ------------
Convertible Preferred Stock - 0.1%
Entertainment - 0.1%
Granite Broadcasting Corp.,
  (Identified Cost, $59,875)..............   1,000   $     37,000
                                                     ------------
Preferred Stock - 3.7%
Consumer Goods and Services
Renaissance Cosmetics, Inc., 14% .........   1,266   $          0
                                                     ------------
Supermarkets - 2.5%
Supermarkets General Holdings
  Corp.* .................................  70,015   $  2,529,292
                                                     ------------

Issuer                                     Shares         Value
Telecommunications - 1.2%
Global Crossing Holdings Ltd. .........     10,000   $  1,155,000
                                                     ------------
  Total Preferred Stock (Identified
   Cost, $3,571,287) .............................   $  3,684,292
                                                     ------------
Rights
Spectravision, Inc. (Entertainment)*,
  (Identified Cost, $86,875) .............  22,500   $      5,625
                                                     ------------
Warrants
Renaissance Cosmetics, Inc.,
  (Consumer Goods and Services)*,
  (Identified Cost, $79,594) .............   1,024   $          0
                                                     ------------
Short-Term Obligations - 3.0%
Navigator Securities Lending Prime
  Portfolio (Identified Cost,
  $2,977,161) .......................... 2,977,161   $  2,977,161
                                                     ------------

                                      Principal Amount
                                       (000 Omitted)
Repurchase Agreement - 6.0%
Investments in Repurchase
  Agreement with Goldman
  Sachs, in a joint trading
  account ($409,286,915), dated
  4/30/99, due 5/3/99, total to be
  received $409,452,784
  collateralized by various U.S.
  Treasury Obligations (with
  $331,218,000 par and value at
  $410,324,688), at cost .................  $5,903    $ 5,903,000
                                                     ------------
  Total Investments (Identified
    Cost, $87,110,690)............................   $100,652,154
                                                     ------------
Other Assets, Less
  Liabilities - (1.8)%                               $ (1,742,392)
                                                     ------------
Net Assets - 100.0% ..............................   $ 98,909,762
                                                     ------------

 *Non-income producing security.
**Non-income producing security - in default.
##SEC Rule 144A restriction.
 +Restricted security

                        See notes to financial statements

Statement of Assets and Liabilities (Unaudited) - Six Months Ended April 30,
1999


Assets:
 Investments, at value (identified cost, $87,110,690) ....................................    $100,652,154
 Cash ....................................................................................               5
 Foreign currency, at value (identified cost, $6,671) ....................................           6,671
 Receivable for investments sold .........................................................       1,022,292
 Interest and dividends receivable .......................................................       1,478,407
 Other assets ............................................................................           1,110
                                                                                              ------------
   Total assets ..........................................................................    $103,160,639
                                                                                              ------------
Liabilities:
 Payable to dividend disbursing agent ....................................................    $     88,759
 Payable for investments purchased .......................................................       1,000,000
 Collateral for securities loaned, at value ..............................................       2,977,161
 Payable to affiliates -
  Management fee .........................................................................           2,433
  Transfer and dividend disbursing agent fee .............................................           1,715
  Administrative fee .....................................................................              41
 Accrued expenses and other liabilities ..................................................         180,768
                                                                                              ------------
   Total liabilities .....................................................................    $  4,250,877
                                                                                              ------------
Net assets ...............................................................................    $ 98,909,762
                                                                                              ============
Net assets consist of:
 Paid-in capital .........................................................................    $ 79,332,532
 Unrealized appreciation on investments and translation of assets and liabilities in
  foreign currencies                                                                            13,540,848
 Accumulated undistributed net realized gain on investments and foreign currency
  transactions                                                                                   6,253,812
 Accumulated distributions in excess of net investment income ............................        (217,430)
                                                                                              ------------
   Total .................................................................................    $ 98,909,762
                                                                                              ============
Shares of beneficial interest outstanding ................................................      6,354,430
                                                                                                =========
Net asset value per share (net assets [divided by] shares of beneficial interest                 $15.57
  outstanding)                                                                                   ======


                        See notes to financial statements

Statement of Operations (Unaudited) - Six Months Ended April 30, 1999


Net investment income:
 Income -
  Interest .............................................................     $ 1,272,272
  Dividends ............................................................         145,776
  Foreign taxes withheld ...............................................          (2,779)
                                                                             -----------
    Total investment income ............................................     $ 1,415,269
                                                                             -----------
 Expenses -
  Management fee .......................................................     $   364,498
  Trustees' compensation ...............................................          56,384
  Administrative fee ...................................................           4,759
  Transfer and dividend disbursing agent fee ...........................          10,434
  Investor communication expense .......................................          32,789
  Custodian fee ........................................................          26,028
  Printing .............................................................           5,838
  Postage ..............................................................           2,381
  Auditing fees ........................................................          15,000
  Miscellaneous ........................................................          43,188
                                                                             -----------
    Total expenses .....................................................     $   561,299
  Fees paid indirectly .................................................         (20,473)
                                                                             -----------
    Net expenses .......................................................     $   540,826
                                                                             -----------
       Net investment income ...........................................     $   874,443
                                                                             -----------
Realized and unrealized gain on investments:
 Realized gain (loss) (identified cost basis) -
 Investment transactions ...............................................     $10,522,978
 Foreign currency transactions .........................................          (7,471)
                                                                             -----------
    Net realized gain on investments and foreign currency transactions .     $10,515,507
                                                                             -----------
 Change in unrealized appreciation (depreciation) -
   Investments .........................................................     $ 5,269,697
   Translation of assets and liabilities in foreign currencies .........          (1,692)
                                                                             -----------
    Net unrealized gain on investments and foreign currency translation.     $ 5,268,005
                                                                             -----------
    Net realized and unrealized gain on investments ....................     $15,783,512
                                                                             -----------
       Increase in net assets from operations ..........................     $16,657,955
                                                                             ===========

                        See notes to financial statements

Statement of Changes in Net Assets


                                                                                     Six Months Ended
                                                                                      April 30, 1999      Year Ended
                                                                                        (Unaudited)     October 31, 1998
                                                                                        -----------     ----------------
Increase (decrease) in net assets:
From operations -
 Net investment income ................................................................ $   874,443       $    244,889
 Net realized gain on investments and foreign currency transactions ...................  10,515,507          8,968,455
 Net unrealized gain (loss) on investments and foreign currency translation ...........   5,268,005         (3,000,880)
                                                                                        -----------       ------------
   Increase in net assets from operations ............................................. $16,657,955       $  6,212,464
                                                                                        -----------       ------------
Distributions declared to shareholders -
 From net investment income ........................................................... $  (874,443)      $   (244,889)
 From net realized gain on investments and foreign currency transactions ..............  (4,356,210)       (14,296,429)
                                                                                        -----------       ------------
   Total distributions declared to shareholders ....................................... $(5,230,653)      $(14,541,318)
                                                                                        -----------       ------------
Trust share (principal) transactions -
 Net asset value of shares issued to shareholders in reinvestment of distributions .... $   545,634       $  1,600,556
                                                                                        -----------       ------------
   Total increase (decrease) in net assets ............................................ $11,972,936       $ (6,728,298)
Net assets:
 At beginning of period ...............................................................  86,936,826         93,665,124
                                                                                        -----------       ------------
 At end of period (including accumulated distributions in excess of net investment
  income of $217,430 and $217,430, respectively) ...................................... $98,909,762       $ 86,936,826
                                                                                        ===========       ============

                        See notes to financial statements

Financial Highlights


                                                                Six Months Ended
                                                                   April 30,     Year Ended October 31,
                                                                     1999        ----------------------
                                                                  (Unaudited)              1998
                                                                  ----------            -----------
Per share data (for a share outstanding
throughout each period):
Net asset value - beginning of period ..........................   $ 13.76                $ 15.03
                                                                   -------                -------
Income from investment operations# -
 Net investment income .........................................   $  0.14                $  0.04
 Net realized and unrealized gain on investments and foreign
  currency transactions ........................................      2.50                   1.01
                                                                   -------                -------
  Total from investment operations .............................   $  2.64                $  1.05
                                                                   -------                -------
Less distributions declared to shareholders -
 From net investment income ....................................   $ (0.14)               $ (0.04)
 From net realized gain on investment and foreign currency
  transactions .................................................     (0.69)                 (2.28)
 In excess of net investment income ............................        --                     --
 In excess of net realized gain on investment ..................        --                     --
 From paid in capital ..........................................        --                     --
                                                                   -------                -------
  Total distributions declared to shareholders .................   $ (0.83)               $ (2.32)
                                                                   -------                -------
Net asset value - end of period ................................   $ 15.57                $ 13.76
                                                                   =======                =======
Per share market - end of period ...............................   $15.625                $16.750
                                                                   =======                =======
Total return ...................................................   (1.61)%++                0.26%
Ratios (to average net assets)/Supplemental data:
 Expenses## ....................................................     1.21%+                 1.10%
 Net investment income .........................................     1.88%+                 0.26%
Portfolio turnover .............................................       109%                     85%
Net assets at end of period (000 omitted) ......................   $98,910                $86,937


                                                                                 Year Ended October 31,
                                                                   --------------------------------------------------
                                                                     1997          1996          1995          1994
                                                                   --------      --------      --------      --------
Per share data (for a share outstanding
throughout each period):
Net asset value - beginning of period ..........................   $  15.23      $  13.93      $  13.40      $  16.49
                                                                   --------      --------      --------      --------
Income from investment operations# -
 Net investment income .........................................   $   0.11      $   0.13      $   0.20      $   0.18
 Net realized and unrealized gain on investments and foreign
  currency transactions ........................................       2.66          2.82          2.18          0.35
                                                                   ---------     --------      --------      --------
  Total from investment operations .............................   $   2.77      $   2.95      $   2.38      $   0.53
                                                                   --------      --------      --------      --------
Less distributions declared to shareholders -
 From net investment income ....................................   $  (0.10)     $  (0.13)     $  (0.20)        (0.18)
 From net realized gain on investment and foreign currency
  transactions .................................................      (2.87)        (1.52)        (1.14)        (2.31)
 In excess of net investment income ............................         --            --         (0.01)        (0.16)
 In excess of net realized gain on investment ..................         --            --            --         (0.09)
 From paid in capital ..........................................         --            --         (0.50)        (0.88)
                                                                   --------      --------      --------      --------
  Total distributions declared to shareholders .................   $  (2.97)     $  (1.65)     $  (1.85)     $  (3.62)
                                                                   --------      --------      --------      --------
Net asset value - end of period ................................   $  15.03      $  15.23      $  13.93      $  13.40
                                                                   ========      ========      ========      ========
Per share market - end of period ...............................   $ 19.000      $ 18.250      $ 16.500      $ 14.875
                                                                   ========      ========      ========      ========
Total return ...................................................     23.29%        22.20%        26.06%         6.75%
Ratios (to average net assets)/Supplemental data:
 Expenses## ....................................................      1.12%         1.14%         1.26%         1.20%
 Net investment income .........................................      0.72%         0.85%         1.52%         1.20%
Portfolio turnover .............................................       119%           96%           92%           75%
Net assets at end of period (000 omitted) ......................   $ 93,665      $ 93,161      $ 84,243      $ 79,979

 +Annualized.
++Not annualized.
 #Per share data are based on average shares outstanding.
##The Trust has an expense offset arrangement which reduces the Trust's custodian fee based upon the amount of cash maintained by the Trust with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Trust's expenses are calculated without reduction for this expense offset arrangement.


                        See notes to financial statements

Notes to Financial Statements (Unaudited)

(1) Business and Organization

MFS Special Value Trust (the Trust) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a nondiversified, closed-end management investment company.

(2) Significant Accounting Policies

General -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

The Trust invests in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions.

Investment Valuations -- Debt securities (other than short-term obligations which mature in 60 days or less), are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Repurchase Agreements -- The Trust may enter into repurchase agreements with institutions that the Trust's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Trust requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Trust to obtain those securities in the event of a default under the repurchase agreement. The Trust monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the Trust under each such repurchase agreement. The Trust, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans -- The Trust may lend its securities to member banks of the Federal Reserve System and to member firms of the New York Stock Exchange or subsidiaries thereof. State Street Bank and Trust Company ("State Street"), as agent, loans the securities to certain brokers (the "Borrowers") approved by the Trust. The loans are collateralized at all times by cash in an amount at least equal to the market value of the securities loaned. State Street provides the Trust with indemnification against Borrower default. The Trust bears the risk of loss with respect to the investment of cash collateral.

At April 30, 1999, the value of securities loaned was $2,757,257. These loans were collateralized by cash of $2,977,161. Cash collateral is invested in short-term securities, which are included in the Portfolio of Investments. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the Fund and State Street in its capacity as lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Investment Transactions and Income -- Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The Trust uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security, other legal fees are expensed. Capital infusions, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly -- The Trust's custody fee is calculated as a percentage of the Trust's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Trust. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions -- The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Trust files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Trust's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Trust distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or net realized gains.

(3) Transactions with Affiliates

Investment Adviser -- The Trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.68% of the Fund's average daily net assets and 3.40% of investment income.

The Trust pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Trust, all of whom receive remuneration for their services to the Trust from MFS. Certain officers and Trustees of the Trust are officers or directors of MFS and MFS Service Center, Inc. (MFSC). The Trust has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $16,353 for the six months ended April 30, 1999.

Administrator -- The Trust has an administrative services agreement with MFS to provide the Trust with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Trust pays MFS an administrative fee at the following annual percentages of the Trust's average daily net assets:


  First $1 billion ..................  0.0150%
  Next $1 billion ...................  0.0125%
  Next $1 billion ...................  0.0100%
  In excess of $3 billion ...........  0.0000%

Transfer Agent -- MFSC acts as registrar and dividend disbursing agent for the Trust. The agreement provides that the Trust will pay MFSC an account maintenance fee of no more than $9.00 and a dividend services fee of $0.75 per reinvestment and will reimburse MFSC for reasonable out-of-pocket expenses.

(4) Portfolio Securities

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:


                                                                  Purchases         Sales
      --------------------------------------------------------------------------------------
      U.S. government securities ............................    $ 2,394,375     $ 2,419,650
                                                                 -----------     -----------
      Investments (non-U.S. government securities) ..........    $92,206,544     $95,385,414
                                                                 -----------     -----------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

      Aggregate cost .......................................................     $87,110,690
                                                                                 ===========
      Gross unrealized appreciation ........................................      19,086,834
      Gross unrealized depreciation ........................................      (5,545,370)
                                                                                 -----------
          Net unrealized appreciation ......................................     $13,541,464
                                                                                 ===========

(5) Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Trust shares were as follows:

                                                                              Six Months Ended             Year Ended
                                                                               April 30, 1999           October 31, 1998
                                                                             -------------------      ----------------------
                                                                             Shares       Amount      Shares        Amount
     -----------------------------------------------------------------------------------------------------------------------
     Shares issued to shareholders in reinvestment of distributions ......   35,271      $545,634     89,124      $1,600,556
                                                                             ------      --------     ------      ----------

(6) Line of Credit

The Trust and other affiliated funds participate in a $720 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Trust shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Trust for the six months ended April 30, 1999, was $344. The Trust had no significant borrowings during the period.

(7) Restricted Securities

The Trust may invest not more than 20% of its net assets in securities which are subject to legal or contractual restrictions on resale. At April 30, 1999, the Trust owned the following restricted securities (constituting 0.0003% of net assets) which may not be publicly sold without registration under the Securities Act of 1933. The Trust does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, are valued at fair value as determined in good faith by or at the direction of the Trustees.


                                        Date of          Share/Par
Description                           Acquisition         Amount      Cost     Value
-------------------------------------------------------------------------------------
Atlantic Gulf Communities Corp     3/20/92 - 9/25/95        250       $--       $297
                                                                                ----
                                                                                $297
                                                                                ====

MFS[RegTM] Special Value Trust

Trustees
Richard B. Bailey*(2)
Private Investor; Former Chairman and
Director (until 1991), MFS Investment Management

Marshall N. Cohan (1)
Private Investor
Lawrence H. Cohn, M.D.(2)
Chief of Cardiac Surgery,
Brigham and Women's Hospital;
Professor of Surgery, Harvard
Medical School

The Hon. Sir J. David
Gibbons, KBE(2)
Chief Executive Officer,
Edmund Gibbons Ltd.;
Chairman, Colonial
Insurance Company, Ltd.

Abby M. O'Neill (2)
Private Investor
Walter E. Robb, III (1)
President and Treasurer,
Benchmark Advisors, Inc.
(corporate financial consultants);
President, Benchmark Consulting
Group, Inc. (office services)

Arnold D. Scott*
Senior Executive Vice President,
Director, and Secretary,
MFS Investment Management

Jeffrey L. Shames*
Chairman, Chief Executive Officer,
and Director, MFS Investment
Management

J. Dale Sherratt(1)
President, Insight Resources, Inc.
(acquisition planning specialists)

Ward Smith(1)
Former Chairman (until 1994),
NACCO Industries (holding company)


Portfolio Manager
Robert J. Manning*

Treasurer
W. Thomas London*

Assistant Treasurers
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

Secretary
Stephen E. Cavan*

Assistant Secretary
James R. Bordewick, Jr.*

Transfer Agent,
Registrar, and Dividend
Disbursing Agent
State Street Bank and
Trust Company
c/o MFS Service Center, Inc.
P.O. Box 9024
Boston, MA 02205-9824
1-800-637-2304

Custodian
State Street Bank and
Trust Company

Investment Adviser
Massachusetts Financial
Services Company
500 Boylston Street
Boston, MA 02116-3741



* Affiliated with the Investment Adviser.
(1) Member of Audit Committee.
(2) Member of Portfolio Trading Committee.

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